Exhibit 10.5
EXECUTION COPY
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
     This First Amendment to Term Loan Credit Agreement, dated as of July 6, 2007 (this “Amendment”), is executed and delivered by HAMILTON BEACH/PROCTOR-SILEX, INC., a Delaware corporation (“Borrower”), each of the other Credit Parties (such term and each other capitalized term used but not defined herein having the meaning given to it in the Credit Agreement defined below) party to the Credit Agreement, the Lenders party hereto, and UBS AG, STAMFORD BRANCH in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
     WHEREAS, Borrower, each of the other Credit Parties, the Lenders and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of May 31, 2007 (as such agreement may be amended, modified or supplemented from time to time, the “Credit Agreement”);
     WHEREAS, each of the parties hereto is desirous of entering into an amendment to the Credit Agreement as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein;
     WHEREAS, this document shall constitute a Credit Document and these Recitals shall be construed as part of this Amendment;
     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. AMENDMENTS. The Credit Agreement is hereby amended as follows:
     1.1. The definition of “Eligible Assignee” in Section 1.1 is amended by (a) replacing the word “and” after the words “Subsidiary of a Lender” with a comma, and (b) inserting the following words at the end thereof:
“and (c) any other Person engaged in the making of loans which is reasonably acceptable to the Administrative Agent and, so long as there shall exist no Default or Event of Default, the Borrower”.
2. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:
     2.1. Administrative Agent’s receipt of counterparts of this Amendment, duly executed by Borrower, each of the other Credit Parties, the Administrative Agent and Required Lenders.

3. NO OTHER AMENDMENTS; REAFFIRMATION OF CREDIT AGREEMENT AND CREDIT DOCUMENTS.
     3.1. Except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Credit Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any Credit Document or any of the instruments or agreements referred to therein, as the same may be amended, restated, modified or supplemented from time to time.
     3.2. Each Credit Party hereby reaffirms that (a) the Credit Agreement, as amended hereby, the Guaranty Agreement and each other Credit Document to which it is a party and all of its Obligations thereunder are, and shall continue to be, in full force and effect, and (b) the Security Documents to which such Credit Party is a party and all of the Collateral described therein secure, and shall continue to secure, the payment of all of the Obligations to the extent set forth therein.
4. Effective Date. This Amendment shall be effective as of the Closing Date.
5. Counterparts. This Amendment may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart by telecopy or “pdf” shall be as effective as delivery of a manually executed counterpart hereto and shall constitute a representation that an original executed counterpart will be provided.
6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Signature Pages Follow]

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          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER: HAMILTON BEACH/PROCTOR-SILEX, INC.,
By:	/s/ James H. Taylor
Name:	James H. Taylor
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Pages – First Amendment to Hamilton Beach Term Loan Credit Agreement]

HOLDINGS: HAMILTON BEACH, INC., in its capacity as a Credit Party
By:	/s/ James H. Taylor
Name:	James H. Taylor
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Pages – First Amendment to Hamilton Beach Term Loan Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS: UBS AG, STAMFORD BRANCH, in its capacity as Administrative Agent
By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

[Signature Pages – First Amendment to Hamilton Beach Term Loan Credit Agreement]

[REQUIRED LENDER], in its capacity as a Lender
By:
Name:
Title:

[If a second signature is required]
[By:
Name:
Title:	]

[Signature Pages – First Amendment to Hamilton Beach Term Loan Credit Agreement]